[FFVA FINANCIAL CORPORATION LETTERHEAD]

March 25, 1997

Dear Fellow Stockholder:

      On behalf of the Board of Directors and management of FFVA Financial Corporation, I cordially invite you to attend the Annual Meeting of Stockholders to be held at the Holiday Inn-Select, 601 Main Street, Lynchburg, Virginia, on Tuesday, April 22, 1997, at 10:00 a.m. The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Annual Meeting. During the Annual Meeting, I will also report on the operations of the Company. Directors and officers of the Company, as well as representatives of Cherry, Bekaert & Holland, L.L.P., independent accountants, will be present to respond to any questions stockholders may have.

      Whether or not you plan to attend the Annual Meeting, please sign and date the enclosed Proxy Card and return it in the accompanying postage-paid return envelope as promptly as possible. This will not prevent you from voting in person at the Annual Meeting, but will assure that your vote is counted if you are unable to attend the Annual Meeting. YOUR VOTE IS VERY IMPORTANT.

                                          Sincerely,




                                          /s/James L. Davidson, Jr.
                                          James L. Davidson, Jr.
                                          President and Chief Executive Officer
                                          FFVA Financial Corporation

--------------------------------------------------------------------------------
                           FFVA FINANCIAL CORPORATION
                                 925 MAIN STREET
                            LYNCHBURG, VIRGINIA 24505
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 22, 1997
--------------------------------------------------------------------------------

      NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of FFVA Financial Corporation ("the Company"), will be held at the Holiday Inn-Select, 601 Main Street, Lynchburg, Virginia, on Tuesday, April 22, 1997, 10:00 a.m.

      A proxy card and a proxy statement for the Meeting are enclosed.

      The Meeting is for the purpose of considering and acting upon the following matters:

          1.   The election of three directors of the Company; and

          2. The ratification of the appointment of Cherry, Bekaert & Holland, L.L.P. as independent auditors of the Company for the year ending December 31, 1997.

The transaction of such other matters as may properly come before the Meeting or any adjournments thereof may also be acted upon. The Board of Directors is not aware of any other business to come before the Meeting.

      Any action may be taken on the foregoing proposals at the Meeting on the date specified above or on any date or dates to which, by original or later adjournment, the Meeting may be adjourned. Stockholders of record at the close of business on March 1, 1997 are the stockholders entitled to vote at the Meeting and any adjournments thereof.

      You are requested to complete and sign the enclosed proxy which is solicited by the Board of Directors and to return it promptly in the enclosed envelope. The proxy will not be used if you attend and vote at the Meeting in person.

                                    BY ORDER OF THE BOARD OF DIRECTORS



                                    /s/Margaret C. Burnette
                                    Margaret C. Burnette
                                    Secretary

Lynchburg, Virginia
March 25, 1997

--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
                                       OF
                           FFVA FINANCIAL CORPORATION
                                 925 MAIN STREET
                            LYNCHBURG, VIRGINIA 24505
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                 April 22, 1997
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                     GENERAL
--------------------------------------------------------------------------------

      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of FFVA Financial Corporation ("Company") to be used at the Annual Meeting of Stockholders of the Company which will be held at the Holiday Inn-Select, 601 Main Street, Lynchburg, Virginia, on Tuesday, April 22, 1997, 10:00 a.m. local time. The accompanying Notice of Meeting and this Proxy Statement are being first mailed to stockholders on or about March 25, 1997.

      At the Meeting, stockholders will consider and vote upon (i) the election of three directors, and (ii) the ratification of the appointment of Cherry, Bekaert & Holland, L.L.P. as independent auditors of the Company for the year ending December 31, 1997. The Board of Directors of the Company ("Board" or "Board of Directors") knows of no additional matters that will be presented for consideration at the Meeting. Execution of a proxy, however, confers on the designated proxy holder discretionary authority to vote the shares represented by such proxy in accordance with their best judgment on such other business, if any, that may properly come before the Meeting or any adjournment thereof.

      Effective June 5, 1996, the Company issued a 100% stock dividend. For ease of presentation, all references to (i) the Company's common stock ("Common Stock"), (ii) the options reserved and granted under the FFVA Financial Corporation 1994 Stock Option Plan ("1994 Stock Option Plan"), and (iii) the restricted stock held and granted by the First Federal Savings Bank of Lynchburg Management Stock Bonus Plan ("Management Stock Plan") take into account the 100% stock dividend, unless otherwise noted.

--------------------------------------------------------------------------------
                       VOTING AND REVOCABILITY OF PROXIES
--------------------------------------------------------------------------------

      Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares of the Common Stock represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies may be revoked by written notice to the Secretary of the Company at the address above or by the filing of a later dated proxy prior to a vote being taken on a particular proposal at the Meeting. A proxy will not be voted if a stockholder attends the Meeting and votes in person. Proxies solicited by the Board of Directors will be voted in accordance with the directions given therein. Where no instructions are indicated, proxies will be voted "FOR" the nominees for directors set forth below and "FOR" the other listed proposal. The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director where the nominee is unable to serve, or for good cause will not serve, and matters incident to the conduct of the Meeting.

--------------------------------------------------------------------------------
                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
--------------------------------------------------------------------------------

      Stockholders of record as of the close of business on March 1, 1997 ("Record Date"), are entitled to one vote for each share of Common Stock then held. As of the Record Date, the Company had 4,642,552 shares of Common Stock issued and outstanding.

      The articles of incorporation of the Company ("Articles of Incorporation") provide that in no event shall any record owner of any outstanding Common Stock which is beneficially owned, directly or indirectly, by a person who beneficially owns in excess of 10% of the then outstanding shares of Common Stock (the "Limit") be entitled or permitted to any vote with respect to the shares held in excess of the Limit. Beneficial ownership is determined pursuant to the definition in the Articles of Incorporation and includes shares beneficially owned by such person or any of his or her affiliates or associates (as such terms are defined in the Articles of Incorporation), shares which such person or his or her affiliates or associates have the right to acquire upon the exercise of conversion rights or options and shares as to which such person and his or her affiliates or associates have or share investment or voting power.

      Shares entitled to vote may take action on a matter at a meeting only if a quorum exists. The presence in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote (after subtracting any shares held in excess of the Limit) is necessary to constitute a quorum at the Meeting. Under the laws of the Commonwealth of Virginia, once a share is represented for any purpose at a meeting, it is deemed present for quorum purposes for the remainder of the meeting and for any adjournment of that meeting unless a new record date is or shall be set for that adjourned meeting. Under the Company's Bylaws, directors are elected by a plurality of votes cast by the shares entitled to vote in the election at a meeting of stockholders at which a quorum is present. Further, the ratification of independent auditors requires a majority of the votes cast at the Meeting. Accordingly, neither "Broker Non-Votes" (shares for which a broker indicates on the proxy that it does not have discretionary authority as to such shares to vote on such matter) nor abstentions will have any effect on either of the proposals described in this Proxy Statement.

      As to the election of directors, the proxy being provided by the Board enables a stockholder to vote for the election of the nominees proposed by the Board, or to withhold authority to vote for one or more of the nominees being proposed. As to the ratification of independent auditors, by checking the appropriate box, a stockholder may: (i) vote "FOR" the item, (ii) vote "AGAINST" the item or (iii) vote to "ABSTAIN" on such item.

      Persons and groups owning in excess of 5% of the Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended ("1934 Act"). The following table sets forth, as of the Record Date, persons or groups who own more than 5% of the Common Stock, and the ownership of all executive officers and directors of the Company as a group. Other than as noted below, management knows of no person or group who owns more than 5% of the outstanding shares of Common Stock at the Record Date.



                                                                   Percent of Shares of
                                           Amount and Nature of            Common Stock
Name of Beneficial Owner                   Beneficial Ownership         Outstanding
------------------------                   --------------------         -----------

First Manhattan Co.                                314,000(1)                     6.76%
437 Madison Avenue
New York, New York  10022

First Federal Savings Bank of Lynchburg            314,348(2)                     6.77%
Employee Stock Ownership Plan
925 Main Street
Lynchburg, VA  24505

All Directors and Executive Officers as a Group    376,688(3)                     7.73%
(12 persons)


----------------------------------
(1) Based upon a Schedule 13G, dated February 13, 1997, received by the Company.
(2) Based upon a Schedule 13G, dated February 14, 1997, received by the Company.
(3) Includes shares of Common Stock held directly as well as by spouses or minor children, in trust and other indirect ownership, over which shares the individuals effectively exercise sole voting and investment power, unless otherwise indicated. Includes 190,064 shares of Common stock that may be acquired under options that are exercisable within 60 days of the Voting Record Date. Includes 38,406 shares of Common Stock which will vest, within 60 days of the Voting Record Date, to certain officers and directors of the Company under the First Federal Savings Bank of Lynchburg Management Stock Bonus Plan ("Management Stock Bonus Plan"). The amount provided excludes 314,348 shares of Common Stock over which Messrs. Davidson, Belcher, Doyle, Hunt, Ferguson, and McCausland exercise shared voting and dispositive power while serving as trustee ("ESOP Trustee") to the First Federal Savings Bank of Lynchburg Employee Stock Ownership Plan (the "ESOP") or as a member of the ESOP administrative committee ("ESOP Committee"). Individuals serving as ESOP Trustee or as a member of the ESOP Committee disclaim beneficial ownership with respect to such shares held in a fiduciary capacity.


--------------------------------------------------------------------------------
             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------

      Section 16(a) of the 1934 Act requires the Company's officers and directors, and persons who own more than ten percent of the Common Stock, to file reports of ownership and changes in ownership of the Common Stock, on Forms 3, 4, and 5, with the Securities and Exchange Commission and to provide copies of those Forms 3, 4, and 5 to the Company. The Company is not aware of any beneficial owner, as defined under Section 16(a), of more than ten percent of the Common Stock.

      Based upon a review of the copies of the forms furnished to the Company, or written representations from certain reporting persons that no Forms 5 were required, the Company believes that all Section 16(a) filing requirements applicable to its executive officers and directors, except as otherwise noted, were complied with during the year ended December 31, 1996. Mr. McCausland failed to file a Form 4 on a timely basis with regard to one reportable transaction.

--------------------------------------------------------------------------------
                    INFORMATION WITH RESPECT TO NOMINEES FOR
                   DIRECTOR AND DIRECTORS CONTINUING IN OFFICE
--------------------------------------------------------------------------------

      The Board of Directors consists of three classes, each of which contains approximately one-third of the members of the Board. Directors hold office for staggered terms of three years and until their successors are elected and qualified. The Board of Directors currently consists of nine members. Stockholders will elect three directors, constituting one class, at the Meeting.

      Thomas O. Doyle, Edward A. Hunt, Jr., and Thomas P. Whitten have been nominated by the Board of Directors to serve as directors with three-year terms to expire in 2000. Messrs. Doyle, Hunt, and Whitten are all currently members of the Board. It is intended that the persons named in the proxies solicited by the Board will vote for the election of the named nominees. If any nominee is unable to serve, the Common Stock represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend or the size of the Board may be reduced to eliminate the vacancy. At this time, the Board knows of no reason why any nominee might be unavailable to serve.

      The following table sets forth the nominees and the directors continuing in office, their name, age, the year they first became a director of the Company or First Federal Savings Bank of Lynchburg (the "Savings Bank"), the expiration date of their current term as a director, and the number and percentage of shares of the Common Stock beneficially owned. Each director of the Company is also a member of the Board of Directors of the Savings Bank. The following table also sets forth the number and percentage of shares of Common Stock beneficially owned by any executive officer named in the summary compensation table.

                                                               Shares of
                                 Year First     Current       Common Stock      Percent
                                 Elected or     Term to    Beneficially Owned      of
Name                  Age(1)    Appointed(2)    Expire           (3)(4)        Class (5)
----                  ------    ------------    -------         --------       ---------

                                  BOARD NOMINEES FOR TERM TO EXPIRE IN 2000

Thomas O. Doyle         62          1987         1997           21,248 (6)(9)     --%(10)

Edward A. Hunt, Jr.     62          1988         1997            8,060 (6)(9)     --%(10)

Thomas P. Whitten       53          1978         1997           11,144 (6)        --%(10)

                                       DIRECTORS CONTINUING IN OFFICE

John W. Ferguson, Jr.   77          1961         1998           21,555 (7)(9)     --%(10)

James E. McCausland     75          1967         1998           12,873 (6)(9)     --%(10)

Charles R.W. Schoew     74          1955         1998            7,805 (6)        --%(10)

James L. Davidson, Jr.  63          1965         1999          117,120 (8)(9)     2.5%

V. Howard Belcher       80          1965         1999           17,060 (6)(9)     --%(10)

James K. Candler        61          1994         1999           12,156 (6)        --%(10)

                              OTHER NAMED EXECUTIVE OFFICER

Ronald W. Neblett       49          N/A           N/A           58,142 (11)       1.2%


(footnotes appear on next page)

(footnotes from previous page)
-----------------------
(1)   At December 31, 1996.
(2) Refers to the year the individual first became a director of the Company or the Savings Bank. All directors of the Savings Bank during May 1994 became directors of the Company when it was incorporated in May 1994.
(3) Includes shares of Common Stock held directly as well as by spouses or minor children, in trust and other indirect ownership, over which shares the individuals effectively exercise sole voting and investment power, unless otherwise indicated.
(4)   Beneficial ownership as of the Record Date.
(5) Individual percentages are calculated on the basis of the amount of outstanding Common Stock, excluding Common Stock held by or for the account of the Company or its subsidiaries, plus Common Stock deemed outstanding pursuant to the rules under the 1934 Act. The amount of Common Stock that an individual has a right to acquire (e.g., pursuant to the exercise of options or through the vesting of restricted stock) within 60 days from the Record Date is included when calculating that individual's percentage of Common Stock beneficially owned.
(6) Includes 5,043 shares of Common Stock that the individual has a right to acquire pursuant to the exercise of options and 1,009 shares of Common Stock that will vest under the Management Stock Bonus Plan within 60 days from the Record Date.
(7) Includes 8,086 shares of Common Stock that the individual has a right to acquire pursuant to the exercise of options and 2,017 shares of Common Stock that will vest under the Management Stock Bonus Plan within 60 days from the Record Date.
(8) Includes 63,037 shares of Common Stock that the individual has a right to acquire pursuant to the exercise of options and 12,607 shares of Common Stock that will vest under the Management Stock Bonus Plan within 60 days from the Record Date.
(9) The Board of Directors has appointed Directors Ferguson, Hunt and Davidson to serve on the ESOP Committee and Directors Doyle, Belcher and McCausland have been appointed to serve collectively as the ESOP Trustee. The amount provided excludes unallocated shares of Common Stock held under the ESOP for which such individual serves as a member of the ESOP Committee or as ESOP Trustee. Such individual disclaims beneficial ownership with respect to such shares held in a fiduciary capacity. The ESOP purchased such shares for the exclusive benefit of plan participants with funds borrowed from the Company. These shares are held in a suspense account and will be allocated among ESOP participants annually on the basis of compensation as the ESOP debt is repaid. The ESOP Committee or the Board instructs the ESOP Trustee regarding investment of ESOP plan assets. The ESOP Trustee must vote all shares allocated to participant accounts under the ESOP as directed by participants. Unallocated shares and shares for which no timely voting direction is received will be voted by the ESOP Trustee as directed by the ESOP Committee. As of the Record Date, 114,348 shares have been allocated under the ESOP to active participant accounts.
(10)  Less than 1.0%.
(11) Includes 31,518 shares of Common Stock that may be acquired under options that are exercisable within 60 days of the Voting Record Date and 6,304 shares of Common Stock that will vest under the Management Stock Bonus Plan within 60 days from the Record Date.

     The principal occupation of each director and each nominee for director of the Company for the last five years is set forth below.

     Thomas O. Doyle has served as a director of the Savings Bank since 1987. Mr. Doyle is a 50% owner of Doyle's Florist, Inc., a retail florist in Lynchburg, Virginia. Mr. Doyle has also been a director of the Company since its formation in 1994.

     Edward A. Hunt, Jr. has served as a director of the Savings Bank since 1987. Mr. Hunt is a Senior Vice President with First Colony Life Insurance Company, Lynchburg, Virginia. Mr. Hunt has also been a director of the Company since its formation in 1994.

     Thomas P. Whitten has served as a director of the Savings Bank since 1978. Mr. Whitten is employed with Service Corporation International, a funeral service company in Lynchburg, Virginia. Mr. Whitten has also been a director of the Company since its formation in 1994.

     John W. Ferguson, Jr. is Chairman of the Board and has served as a director since 1961. Mr. Ferguson served as the President of the Savings Bank until 1975. Mr. Ferguson has also been a director of the Company since its formation in 1994.

     James E. McCausland has served as a director of the Savings Bank since 1967. Mr. McCausland is employed as an associate broker at Marks Realty Co., Inc., Lynchburg, Virginia, a position he has held since February 1992. Prior to that time, Mr. McCausland was a 50% owner and principal broker of Snead, Payne and McCausland, Inc., a real estate firm in Lynchburg, Virginia. Mr. McCausland has also been a director of the Company since its formation in 1994.

     Charles R. W. Schoew has served as a director of the Savings Bank since 1955. Mr. Schoew is a self-employed real estate broker in Lynchburg, Virginia. Mr. Schoew has also been a director of the Company since its formation in 1994.

     James L. Davidson, Jr. has served as a director of the Savings Bank since 1965 and was appointed President in 1975. Mr. Davidson's employment with the Savings Bank commenced in 1961. Mr. Davidson has also been a director of the Company since its formation in 1994.

     V. Howard Belcher has served as a director of the Savings Bank since 1965. Prior to his retirement in 1986, Mr. Belcher was Treasurer of the Virginia Episcopal School, Lynchburg, Virginia. Mr. Belcher has also been a director of the Company since its formation in 1994.

     James K. Candler was elected to the Board in January 1994. Mr. Candler is the owner of Candler Oil Company, Inc., an oil distributorship in Lynchburg, Virginia. Mr. Candler has also been a director of the Company since its formation in 1994.

Nominations for Directors

      Nominations for the election of directors may be made by the Company's Nominating Committee or by any stockholder entitled to vote for the election of directors; however the nomination by such stockholder must comply with all the requirements set forth in the Articles of Incorporation. A nominating stockholder must provide advance written notice of such proposed nomination to the appropriate party within the required time period, which must contain all the information required by the Articles of Incorporation. In addition, the stockholder making such nomination shall promptly provide any other information reasonably requested by the Company.

      A nomination made by a stockholder may be made only at a meeting of the stockholders of the Company called for the election of directors at which such stockholder is present in person or by proxy, and can only be made by a stockholder who has theretofore complied with the notice provisions of the Articles of Incorporation. The Chairman of the meeting may in his discretion determine and declare to the meeting that a nomination was not made in accordance with the foregoing procedures, and if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded.

Meetings and Committees of the Board of Directors

      The Board of Directors of the Company conducts its business through meetings of the Board and through activities of its committees. All committees act for both the Company and the Savings Bank. During the year ended December 31, 1996, the Board of Directors held 12 regular meetings and one special meeting. No director attended fewer than 75% of the total meetings of the Board of Directors of the Savings Bank and committees during the time such director served during the fiscal year ended December 31, 1996.

      The Nominating Committee, which recommends candidates for the Board of Directors of the Company and the Savings Bank, is comprised of Messrs. Davidson, Belcher, and Candler. In its deliberations, the Nominating Committee, a standing committee, considers the candidate's knowledge of the banking business and involvement in community, business and civic affairs, and also considers whether the candidate would allow the Board to continue its geographic diversity that provides for adequate representation of each of its market areas. While the Nominating Committee will consider nominees recommended by stockholders, it has not actively solicited recommendations from the Company's stockholders for nominees. During 1996, the Nominating Committee met once.

      The Executive Committee of the Company and the Savings Bank is comprised of Messrs. Ferguson, Candler, McCausland, Davidson, Doyle, and Hunt. The Executive Committee recommends the annual budget and salaries. This standing committee has authority to act for the Board between regular meetings and meets as needed. The Executive Committee met once in 1996.

      The Audit Committee of the Company is comprised of Messrs. Hunt, Belcher, and McCausland. This standing committee annually selects the independent auditors and meets with the accountants to discuss and review the annual audit. The Audit Committee is further responsible for internal controls for financial reporting. The Audit Committee met three times during 1996.

      The Loan Committee of the Savings Bank is comprised of Messrs. Ferguson, Davidson, Whitten, Belcher, Candler and Schoew. The Loan Committee meets as necessary and at least quarterly. It recommends loan underwriting policies, reviews and approves the Savings Bank's Loan Classification Report and the establishment of credit loss reserves and approves all loans in excess of $500,000. The Loan Committee met six times in 1996.

      See " -- Compensation Committee Interlocks and Insider Participation" and " -- Report of the Compensation Committee on Executive Compensation" below for a description of the Compensation Committee.

--------------------------------------------------------------------------------
                   DIRECTOR AND EXECUTIVE OFFICER COMPENSATION
--------------------------------------------------------------------------------

Directors' Compensation

     Chairman Ferguson was paid an annual retainer of $15,000 in 1996. All other non-employee directors receive an annual retainer of $3,000. All directors are also paid $650 per meeting attended. In addition, non-salaried committee members were paid $200 per committee meeting attended in 1996.

      Directors received awards of stock options and restricted stock under the 1994 Stock Option Plan and the Management Stock Plan, respectively. Awards of stock options and restricted stock were granted as of the date of stockholder approval of these stock benefit plans (April 27, 1995).

      During the year ended December 31, 1995, Mr. Ferguson, the Chairman of the Board, received options to purchase 25,214 shares of Common Stock under the 1994 Stock Option Plan. The remaining non-employee directors received options to purchase 12,608 shares of Common Stock. Generally, the options received by non-employee directors vest 20% annually over a five year period that began on April 27, 1995 and have a term of 10 years.

      During the year ended December 31, 1995, Mr. Ferguson, the Chairman of the Board, received 10,086 shares of restricted stock under the Management Stock Bonus Plan. The remaining non-employee directors received 5,042 shares of restricted stock. Generally, the shares of restricted stock received by non-employee directors are to vest 20% annually over a five year period that began on April 27, 1995.

Executive Compensation

      Summary Compensation Table. The following table sets forth the cash and non-cash compensation awarded to or earned by the Chief Executive Officer and the Chief Financial Officer of the Company for the years indicated. Except as set forth below, no other executive officer of the Company had a salary and bonus during the year ended December 31, 1996 that exceeded $100,000 for services rendered in all capacities to the Company.

                                                                          Long Term Compensation
                                           Annual Compensation                     Awards
                                    -----------------------------------   ------------------------
                                                                                        Options/
                                                                           Restricted   Securities
Name and                                                Other Annual         Stock     Underlying   All Other
Principal Position          Year    Salary     Bonus    Compensation(1)    Awards($)(2)  SARs(#)    Compensation
------------------          ----    ------     -----    ---------------    ------------  -------    ------------

James L. Davidson, Jr.      1996   $165,000   $16,500        $8,450       $      0             0     $28,932(5)
President and Chief         1995   $150,000   $15,100        $8,450       $787,950(3)    157,592(4)  $23,678(5)
  Executive Officer         1994   $138,000   $ 6,900        $9,750       $      0             0     $26,238(5)


Ronald W. Neblett (6)       1996    $97,000   $ 9,700        $    0       $      0             0     $25,143(7)
Senior Vice President,      1995    $92,000   $ 9,275        $    0       $393,975(3)     78,796(4)  $16,060(7)
    Treasurer, and Chief
    Financial Officer

------------------------
(1) Includes fees for service on the board of directors of the Savings Bank. Does not include the value of certain other benefits, which do not exceed 10% of the total salary and bonus of the individual. Personal use of the Savings Bank's auto by Mr. Davidson is reimbursed monthly to the Savings Bank.
(2) As of the last day in 1996, Mr. Davidson had 50,429 shares of restricted stock in the aggregate which have a total value of $1,033,795 and Mr. Neblett has 25,214 shares of restricted stock in the aggregate which have a total value of $516,887 (calculated by multiplying the aggregate number of restricted stock by the Common Stock's closing market price as of the last day of 1996). Dividends are paid on the restricted stock awarded.
(3) The value of restricted stock granted is calculated by multiplying (i) the number of restricted stock granted by (ii) the Common Stock's closing market price as of the date of grant.
(4) The number of options shown reflects the 100% stock dividend paid on June 5, 1996.
(5) Consists of allocations of 1,420, 1,722, and 2,726 shares of Common Stock under the ESOP (based on the Common Stock's value on the date of allocation) for the years ended December 31, 1996, 1995 and 1994, respectively.
(6)   Mr. Neblett's total annual salary and bonus for 1994 did not exceed
      $100,000.
(7) Consists of allocations of 1,234 and 1,168 shares of Common Stock under the ESOP for years ended December 31, 1996 and 1995 (based on the Common Stock's value on the date of allocation), respectively.

Compensation Committee Interlocks and Insider Participation

      The Executive Committee, which acts as the Compensation Committee, consists of six members of the Board of Directors. The Compensation Committee meets annually and reviews individual job performance, industry salary surveys and the recommendations of management concerning compensation prior to the time such matters are considered by the Board of Directors. While Mr. Davidson is a member of the Executive Committee, he does not serve as a member when the Executive Committee meets in its capacity as the Compensation Committee.

Report of the Compensation Committee on Executive Compensation

     The executive officers of the Company consist of James L. Davidson, Jr. (President and Chief Executive Officer), Ronald W. Neblett (Senior Vice President and Treasurer), Margaret C. Burnette (Senior Vice President and Secretary), and E. L. Rash, Jr. (Executive Vice President).

     The Compensation Committee meets annually to review compensation paid to executive officers and to determine the compensation levels for all employees. The Compensation Committee reviews various published surveys of compensation paid to employees performing similar duties for depository institutions and their holding companies, with a particular focus on the level of compensation paid by comparable institutions in and around the Company's market area, including institutions with total assets of between $500 million and one billion dollars. Although the Compensation Committee does not specifically set compensation levels for executive officers based on whether particular financial goals have been achieved by the Company, the Compensation Committee does consider the overall profitability of the Company when making these decisions. With respect to each particular employee, his or her particular contributions to the Company over the past year are also evaluated.

     During the year ended December 31, 1996, James L. Davidson, Jr., President and CEO received an increase in salary from $165,000 to $180,000, effective January 1, 1997. The Compensation Committee will consider the annual compensation paid to chief executive officers of financial institutions in the Commonwealth of Virginia and surrounding states with assets of between $500 million and one billion dollars and the individual job performance of such individual in consideration of its specific salary increase decision with respect to compensation to be paid to the Company's President in the future.

      Compensation Committee:

            John W. Ferguson, Jr.
            James K. Candler
            James E. McCausland
            Thomas O. Doyle
            Edward A. Hunt, Jr.

Performance Graph

     Set forth on the next page is a performance graph comparing the cumulative total shareholder return on the Common Stock with (a) the total return index for domestic companies listed on The Nasdaq Stock Market and (b) the total return index for banks listed on The Nasdaq Stock Market. These total return indices of The Nasdaq Stock Market are computed by the Center for Research in Securities Prices ("CRSP") at the University of Chicago. All three investment comparisons assume the investment of $100 as of the close of trading on October 12, 1994 (the date of initial issuance of the Common Stock) and the reinvestment of dividends when paid. In the performance graph below, the periods compared were October 12, 1994 and the Company's year ends of December 31, 1994, 1995, and 1996.

     There can be no assurance that the Company's future stock performance will be the same or similar to the historical stock performance shown in the performance graph below. The Company neither makes nor endorses any predictions as to the Common Stock's performance.

                               [GRAPHIC OMITTED]


-----------------------------------------------------------------------------
                          10/12/94      12/31/94      12/31/95      12/31/96
-----------------------------------------------------------------------------
CRSP Nasdaq U.S. Index     $100.00        $98.45       $139.23       $171.27
-----------------------------------------------------------------------------
CRSP Nasdaq Bank Index     $100.00        $93.88       $139.82       $184.82
-----------------------------------------------------------------------------
FFVA Financial             $100.00        $91.46       $138.21       $210.99
Corporation
-----------------------------------------------------------------------------

Other Benefits

      Pension Plan. The Savings Bank sponsors a tax-qualified defined benefit pension plan (the "Pension Plan"). All full-time employees of the Savings Bank are eligible to participate after one year of service and attainment of age 21. A qualifying employee becomes fully vested in the Pension Plan upon completion of five years of service. The Pension Plan is intended to comply with the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

      The Pension Plan provides for monthly payments to each participating employee at normal retirement age (age 65). The annual benefit payable as a joint and survivor annuity under the Pension Plan is equal to 1.75% of average compensation at normal retirement date plus sixty-five hundredths of 1% of such average compensation which is in excess of the greater of $10,000 or one-half of the covered compensation for a person attaining Social Security normal retirement age in the current year. The sum of both is multiplied by years of participation at the participant's normal retirement date (not to exceed 30 years). For purposes of benefit calculations, "Average Compensation" is defined as the average of total compensation for the five highest years. A participant may elect an early retirement at age 55 with five years of service and may elect to receive a reduced monthly benefit. The Savings Bank's pension expense for 1994, 1995, and 1996 amounted to approximately $337,000, $328,000, and $351,000, respectively. The following table sets forth the estimated annual benefits payable under the Pension Plan described above, upon retirement at age 65 as of December 31, 1996, expressed in the form of a joint and survivor annuity, for the average annual earnings and years of service classifications specified.

                                           Years of credited service
                                   5       10        15        20        25       30
                         --------------------------------------------------------------

                 $50,000       5,605    11,210   16,815    22,420    28,025     33,630
   Average       $75,000       8,605    17,210   25,815    34,420    43,025     51,630
 Compensation   $100,000      11,605    23,210   34,815    46,420    58,025     69,630
                $125,000      14,605    29,210   43,815    58,420    73,025     87,630
                $150,000      17,605    35,210   52,815    70,420    88,025    105,630


      Generally, the compensation covered under the Pension Plan is the remuneration for services rendered to the Savings Bank as reported or reportable on IRS Form W-2, including overtime and bonuses but excluding director's fees, amounts allocated or benefits paid under the Pension Plan or any other benefit plan of the Savings Bank and reimbursed or advanced expenses or contributions. Further, the compensation covered by the Pension Plan is substantially that described under the "salary" and "bonus" columns of the Summary Compensation Table. However, effective January 1, 1994, a participant's compensation in excess of $150,000 shall not be considered for purposes of determining benefits under the Pension Plan. In addition, the maximum pension payable under the Internal Revenue Code for the year ended December 31, 1996 is $120,000.

      At December 31, 1996, Mr. Davidson had the maximum amount of 30 years of credited service under the Pension Plan, and Mr. Neblett had 24 years of credited service as of the same date. The amounts payable under the Pension Plan are in addition to any benefits payable under Social Security.

      Employee Stock Ownership Plan. The Savings Bank maintains an employee stock ownership plan ("ESOP"), for the exclusive benefit of participating employees. Participating employees are employees who have completed one year of service with the Company or its subsidiary and attained age 21. The Board of Directors has appointed Directors Ferguson, Hunt and Davidson to a committee (the "ESOP Committee") to administer the ESOP. Directors Doyle, Belcher and McCausland collectively serve as the ESOP Trustee (the "ESOP Trustee"). The Board of Directors or the ESOP Committee may instruct the ESOP Trustee regarding investments of funds contributed to the ESOP. The ESOP Trustee must vote all allocated shares held in the ESOP in accordance with the instructions of the participating employees. Unallocated shares and allocated shares for which no timely direction is received will be voted by the ESOP Trustee as directed by the Board of Directors or the ESOP Committee, subject to the ESOP Trustee's fiduciary duties.

      1994 Stock Option Plan. The Board of Directors adopted the 1994 Stock Option Plan which was subsequently approved by stockholders at the annual meeting of stockholders held on April 27, 1995. The 1994 Stock Option Plan, which became effective upon stockholder approval, provides for a term of ten years (unless earlier terminated by the Board of Directors), after which date no options may be granted.



              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END
                                     OPTION/SAR VALUES
-------------------------------------------------------------------------------------------------------
                                                Number of Securities
                                                Underlying Unexercised         Value of Unexercised
                       Shares                       Options/SARs             in-the-Money Options/SARs
                    Acquired on      Value       at Fiscal Year-End          at Fiscal Year-End(1)
                      Exercise      Realized             (#)                          ($)
       Name             (#)           ($)       Exercisable/Unexercisable    Exercisable/Unexercisable
-------------------------------------------------------------------------    --------------------------

James L. Davidson, Jr.    0            $0           31,518  / 126,074        $252,144 / $1,008,592
Ronald W. Neblett         0            $0           15,760  /  63,036        $126,080 / $  504,288



-----------------
(1) Based on an exercise price of $12.50 and a closing market price of $20.50 on December 31, 1996.

--------------------------------------------------------------------------------
                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
--------------------------------------------------------------------------------

      The Savings Bank, like many financial institutions, has followed a policy of granting various types of loans to officers, directors, and employees. The loans have been made in the ordinary course of business and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the Savings Bank's other customers, and do not involve more than the normal risk of collectibility, nor present other unfavorable features. All loans by the Savings Bank to its directors and executive officers are subject to OTS regulations restricting loans and other transactions with affiliated persons of the Savings Bank. All such loans must be made on terms and conditions comparable to those for similar transactions with non-affiliates. Furthermore, loans to an affiliate must be approved in advance by a disinterested majority of the Board of Directors or be within other guidelines established as a result of OTS regulations.

--------------------------------------------------------------------------------
                     RATIFICATION OF APPOINTMENT OF AUDITORS
--------------------------------------------------------------------------------

     Cherry, Bekaert & Holland, L.L.P. served as the Company's auditors for 1996. The Board of Directors has approved the selection of Cherry, Bekaert & Holland, L.L.P. as its auditors for 1997, subject to ratification by the Company's stockholders. A representative of Cherry, Bekaert & Holland, L.L.P. is expected to be present at the Meeting to respond to stockholders' questions and will have the opportunity to make a statement if he or she so desires.

     Ratification of the appointment of the auditors requires the affirmative vote of a majority of the votes cast by the stockholders of the Company at the Meeting. The Board of Directors recommends that stockholders vote "FOR" the ratification of the appointment of Cherry, Bekaert & Holland, L.L.P. as the Company's auditors for 1997.

--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

      The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons voting such proxies.

--------------------------------------------------------------------------------
                                  MISCELLANEOUS
--------------------------------------------------------------------------------

      The cost of soliciting proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.

      The Company's Annual Report to Stockholders for the year ended December 31, 1996, including financial statements, will be mailed on or about March 25, 1997 to all stockholders of record as of the Record Date. Any stockholder who has not received a copy of the Company's Annual Report may obtain a copy by writing to the Secretary of the Company. The Company's Annual Report is not to be treated as a part of the proxy solicitation material or as having been incorporated herein by reference.

--------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

      In order to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's executive offices at 925 Main Street, Lynchburg, Virginia 24505, no later than November 26, 1997. Any such proposals shall be subject to the requirements of the proxy rules adopted under the 1934 Act.

--------------------------------------------------------------------------------
                                    FORM 10-K
--------------------------------------------------------------------------------

A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1996 WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE SECRETARY, FFVA FINANCIAL CORPORATION, 925 MAIN STREET, LYNCHBURG, VIRGINIA 24505.

                                    BY ORDER OF THE BOARD OF DIRECTORS



                                    /s/Margaret C. Burnette
                                    Margaret C. Burnette
                                    Secretary

Lynchburg, Virginia
March 25, 1997

--------------------------------------------------------------------------------
                           FFVA FINANCIAL CORPORATION
--------------------------------------------------------------------------------
                        ANNUAL MEETING OF STOCKHOLDERS
                                APRIL 22, 1997
--------------------------------------------------------------------------------
      The undersigned hereby appoints the Board of Directors of FFVA Financial Corporation ("Corporation"), or its designee, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of the Corporation which the undersigned is entitled to vote at the 1995 Annual Meeting of Stockholders ("Meeting"), to be held at the Holiday Inn-Select, 601 Main Street, Lynchburg, Virginia, on April 22, 1997, at 10:00 a.m. and at any and all adjournments thereof, in the following manner:

                                                             FOR       WITHHELD

1.     The election as director of all nominees

       listed below, (except as marked to the contrary):     |_|          |_|

       Thomas O. Doyle - 3 year term
       Edward A. Hunt, Jr. - 3 year term
       Thomas P. Whitten - 3 year term

INSTRUCTIONS: To withhold your vote for any individual nominee, insert the nominee's name on the line provided below.

                                                       FOR    AGAINST    ABSTAIN

2.     The ratification of Cherry, Bekaert & Holland,
       L.L.P. as independent auditors of FFVA
       Financial Corporation for the year ending
       December 31, 1997.                              |_|      |_|        |_|

       In their discretion, such attorneys and proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournments thereof.

      The Board of Directors recommends a vote "FOR" all of the above listed propositions.

--------------------------------------------------------------------------------
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
--------------------------------------------------------------------------------

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

      Should the undersigned be present and elect to vote at the Meeting, or at any adjournments thereof, and after notification to the Secretary of the Corporation at the Meeting of the stockholder's decision to terminate this proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke this proxy by filing a subsequently dated proxy or by notifying the Secretary of the Corporation of his or her decision to terminate this proxy.

      The undersigned acknowledges receipt from the Corporation prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders and a proxy statement dated March 25, 1997.

                                                Please check here if you
Dated:                 , 1997             |_|   plan to attend the Meeting.
       ----------------



------------------------------------      --------------------------------------
PRINT NAME OF STOCKHOLDER                 PRINT NAME OF STOCKHOLDER


------------------------------------      --------------------------------------
SIGNATURE OF STOCKHOLDER                  SIGNATURE OF STOCKHOLDER

Please sign exactly as your name appears on this proxy. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.


--------------------------------------------------------------------------------
PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.
--------------------------------------------------------------------------------

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement    [ ]   Confidential, for use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))

[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                           FFVA Financial Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
  [X]             No fee required
  [ ]             Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
                  and 0-11.

         (1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------
         (2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------
         (4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------
         (5)  Total fee paid:
--------------------------------------------------------------------------------
  [ ]   Fee paid previously with preliminary materials.

  [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount previously paid:
--------------------------------------------------------------------------------
         (2) Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------
         (3) Filing Party:
--------------------------------------------------------------------------------
         (4) Date Filed:
--------------------------------------------------------------------------------